UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

LIVEONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2505

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LVO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information described under Item 7.01 below is incorporated by reference in this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information described under Item 7.01 below is incorporated by reference in this Item 5.02.

Item 7.01 Regulation FD Disclosure.

Effective as of May 23, 2022, LiveOne, Inc.’s (the “Company”) Chief Executive Officer and Chairman, Robert S. Ellin, desiring to continue to demonstrate confidence in the Company and to assist the Company’s objective to achieve annual cost and expense reductions, agreed to continue to forego his monthly cash base salary through at least December 31, 2022 in exchange for shares of the Company’s common stock (the “Shares”) that are anticipated to vest in full in calendar year 2023, and will vest, be calculated and issued subject to the Company’s board of directors’ approval. The Shares will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

During the 2022 calendar year, Mr. Ellin has personally purchased 200,000 shares of the Company’s common stock. As of May 26, 2022, Mr. Ellin and his affiliates collectively beneficially own 16,308,591 shares of the Company’s common stock. Mr. Ellin’s and his affiliates’ beneficial ownership does not include an additional 1,959,295 shares of the Company’s common stock issuable as of May 26, 2022 upon conversion of the Company’s convertible notes held by Trinad Capital Master Fund Ltd., which it has the right to convert at the conversion price of $3.00 per share, 666,667 stock options to purchase shares of the Company’s common stock at an exercise price of $4.00 per share, 88,660 restricted stock units of the Company that shall vest on September 7, 2022, subject to earlier vesting in the event of a change in control or the Reporting Person's departure from the Company, and shares of the Company’s common stock to be issued to Mr. Ellin in lieu of his monthly cash base salary for the 2022 calendar year.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEONE, INC.

Dated: May 27, 2022	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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